UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2009
Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3801 South Oliver, Wichita, Kansas	67210

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (316) 526-9000
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
     Spirit AeroSystems Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) in connection with the anticipated registration with the Securities and Exchange Commission (the “SEC”) of the 7 1/2% Senior Notes due 2017 (the “Exchange Notes”) to be issued by Spirit AeroSystems, Inc., a direct wholly-owned subsidiary of the Company (“Spirit”), in exchange for Spirit’s outstanding 7 1/2% Senior Notes due 2017 (the “Original Notes” and together with the Exchange Notes, the “Notes”) to add (a) Note 23 to the Company’s audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”), filed with the SEC on February 20, 2009 and (b) Note 21 to the Company’s unaudited condensed consolidated financial statements included within Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2009 (the “Third Quarter 2009 Form 10-Q”) filed with the SEC on November 6, 2009. These additional notes to the financial statements provide condensed consolidating financial information in accordance with Rule 3-10(d) of Regulation S-X promulgated by the SEC as the Notes are fully and unconditionally guaranteed, jointly and severally, by the Company and its wholly-owned domestic subsidiaries. To reflect the addition of Note 23, Part II, Item 8 of the 2008 Form 10-K is being amended in its entirety and is attached as Exhibit 99.1 hereto and is incorporated by reference herein. To reflect the addition of Note 21, Part I, Item 1 of the Third Quarter 2009 Form 10-Q is being amended in its entirety and is attached as Exhibit 99.2 hereto and is incorporated by reference herein.
     Because this Report is being filed only for the purposes described above, and only affects the items specified above, the other information contained in the 2008 Form 10-K and Third Quarter 2009 Form 10-Q remain unchanged. No attempt has been made in this Report nor in the Exhibits hereto to modify or update disclosures in either the 2008 Form 10-K or Third Quarter 2009 Form 10-Q except as described above. Accordingly, this Report and the Exhibits hereto should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including the Third Quarter 2009 Form 10-Q.
Item 9.01 Financial Statements and Exhibits.
     The following Exhibits filed with this Report and incorporated herein by reference update and supersede those portions of the 2008 Form 10-K and Third Quarter 2009 Form 10-Q that are affected by the inclusion of the condensed consolidating financial information for the Company and certain of its other wholly-owned subsidiaries that have guaranteed Spirit’s 7 1/2% Senior Notes due 2017. All other information in the 2008 Form 10-K and Third Quarter 2009 Form 10-Q has not been updated for events or developments that have occurred subsequent to the filing of the 2008 Form 10-K or the Third Quarter 2009 Form 10-Q, as applicable, with the SEC. For developments since the filing of the 2008 Form 10-K, refer to our Quarterly Reports on Form 10-Q for the quarterly periods ended April 2, 2009, July 2, 2009 and October 1, 2009, and our Current Reports on Form 8-K filed subsequent to February 20, 2009. The information in this Report, including the Exhibits, should be read in conjunction with the 2008 Form 10-K and the Company’s subsequent filings with the SEC, including the Third Quarter 2009 Form 10-Q.
     (d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.*

99.1	Annual Report on Form 10-K for the fiscal year ended December 31, 2008, Part II, Item 8. Financial Statements and Supplementary Data.*

99.2	Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2009, Part I, Item 1. Condensed Consolidated Financial Statements (unaudited).*

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
Date: November 24, 2009	/s/ Philip D. Anderson
Philip D. Anderson
Vice President and Interim Chief Financial Officer